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VANGUARD(R) WINDSOR(TM) II FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2006

IMPORTANT CHANGES TO VANGUARD PLACECITYWINDSOR II FUND

RESTRUCTURING OF INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Windsor II Fund has restructured the Fund's investment advisory team by adding Lazard Asset Management LLC (Lazard) and removing Equinox Capital Management, LLC, and Tukman Capital Management, Inc. Lazard's portfolio was established with a majority of the assets from the portfolios formerly managed by Equinox and Tukman; the remaining assets were allocated to the Fund's other advisors or to cash.

Lazard and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, PRIMARY RISKS, AND FEES AND EXPENSES
The Fund's investment objective, primary investment strategies, and primary risks will not change. The restructuring of the Fund's investment advisory team is not expected to cause a material increase in the Fund's fees or expenses for the current fiscal year.

PROSPECTUS TEXT CHANGES

In the Fund Profile section, under "Additional Information," the following is added to "Investment Advisors":

o    Lazard Asset Management LLC, New York, N.Y., since 2007

In the MORE ON THE FUND section, under "Security Selection," the following text is added:

Lazard Asset Management, LLC (Lazard) employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm's global sector analysts.

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In the INVESTMENT ADVISORS section, the following bullet point is added:

o Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is an investment management firm and wholly owned subsidiary of Lazard Freres & Co., LLC. As of September 30, 2006, Lazard managed approximately $90 billion in assets.



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In addition,  the first  paragraph  after the bullet points is replaced with the following text:

The Fund pays four of its investment advisors--Armstrong Shaw; Barrow, Hanley; Hotchkis & Wiley; and Lazard--on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the Fund's average daily net assets managed by the advisor for the quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period (60-month period in the case of Hotchkis & Wiley and Lazard) is compared with that of the Russell 1000 Value Index (for Armstrong
Shaw), the Morgan Stanley Capital International (MSCI) US Prime Market 750 Index (for Barrow, Hanley), the MSCI US Investable Market 2500 Index (for Hotchkis & Wiley), and the S&P 500 (for Lazard) over the same period.

Vanguard provides advisory services to the Fund on an at-cost basis. Vanguard's performance is evaluated against the MSCI US Prime Market Value Index.

In the Plain Talk(R) titled "The Fund's Portfolio Managers," the following text is added immediately following the paragraph about Mr. Lieberman:

ANDREW LACEY, Deputy Chairman of Lazard. He has worked in investment management since 1995; has been with Lazard since 1995; and has co-managed the Lazard portion of the Fund since 2007. Education: B.A., Wesleyan University; M.B.A., Columbia University.

CHRISTOPHER BLAKE, Managing Director of Lazard. He has worked in investment management since 1995; has been with Lazard since 1995; and has co-managed the Lazard portion of the Fund since 2007. Education: B.S.B.A., University of Denver.



















(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PSA73 012007

VANGUARD/(R)/ WINDSOR II FUND


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2006


IMPORTANT CHANGES TO VANGUARD WINDSOR II FUND
RESTRUCTURING OF INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard Windsor II Fund has restructured the Fund's investment advisory team by adding Lazard Asset Management LLC (Lazard) and removing Equinox Capital Management, LLC and Tukman Capital Management, Inc.
Lazard's portfolio was established with a majority of the assets from the portfolios formerly managed by Equinox and Tukman; the remaining assets have been allocated to the Fund's other advisors or to cash. Lazard and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services," the following text is added:

o Lazard Asset Management LLC, founded in 1970, provides investment advisory services to a portion of the assets in the Windsor II Fund.

     On page B-34, the second paragraph beneath the heading "II. Vanguard Windsor II Fund" is replaced with the following:

     The Fund pays each unaffiliated advisor a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell 1000 Value Index (for Armstrong Shaw), the S&P 500 (for Lazard), the MSCI US Prime Market 750 Index (for Barrow, Hanley), and the MSCI US Investable Market 2500 Index (for Hotchkis & Wiley) (each, the Index). The investment performance will be based on the cumulative return of the Portfolio over a trailing 36-month period (a 60-month period for Hotchkis & Wiley and Lazard) ending with the applicable quarter, compared with the cumulative total return of the Index for the same period. Vanguard provides advisory services to the Fund on an at-cost basis. Vanguard's performance is evaluated against the MSCI US Prime Market Value Index.

     The following text is added on page B-39 before the heading "E. Vanguard":


D. LAZARD ASSET MANAGEMENT LLC

Lazard is a registered investment advisor and is a direct, wholly owned subsidiary of Lazard Freres & Co., LLC, and an indirect, wholly owned subsidiary of Lazard Ltd., both of which also are Delaware limited liability companies.


1. OTHER ACCOUNTS MANAGED

Andrew Lacey manages a portion of the Windsor II Fund. As of November 30, 2006, the Fund held assets of $47 billion. As of November 30, 2006, Mr. Lacey managed 9 other registered investment companies with total assets of $5.2 billion, 17 other pooled investment vehicles with total assets of $973.8 million, and 535 other accounts with total assets of $5.5 billion.

Christopher Blake manages a portion of the Windsor II Fund. As of November 30, 2006, the Fund held assets of $47 billion. As of November 30, 2006, Mr. Blake managed 6 other registered investment companies with total assets of $5.1 billion, 17 other pooled investment vehicles with total assets of $704.3 million, and 85 other accounts with total assets of $1.5 billion.

2. MATERIAL CONFLICTS OF INTEREST

Although the potential for conflicts of interest exists when an investment advisor and portfolio managers manage other accounts with similar investment objectives and strategies as those of the Fund (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations from certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled because of limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, the Fund's portfolio manager does not manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.


3. DESCRIPTION OF COMPENSATION

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks, and fees to those of the Fund. Portfolio managers responsible for managing the Fund may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds, and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts"), and model portfolios.

     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them, rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy, such as leadership, teamwork, and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (1) maintenance of current knowledge and opinions on companies owned in the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(3) ability and willingness to develop and share ideas on a team basis; and (4) the performance results of the portfolios managed by the investment team.

     The variable bonus is based on the portfolio manager's quantitative performance as measured by the manager's ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by him or her, by comparison of each account to a predetermined benchmark, including, as appropriate for the relevant account's investment strategy, the S&P 500 Index, over the current year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the board of directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     In addition, effective May 2005, the Lazard Ltd. 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining, and motivating officers, employees, directors, advisors, and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.


4. OWNERSHIP OF SECURITIES

As of November 30, 2006, neither Mr. Lacey nor Mr. Blake owned any shares of the Windsor II Fund.

     The following text replaces the paragraph immediately beneath the heading "Duration and Termination of Investment Advisory Arrangements":

     Each Fund's current agreement with its unaffiliated advisors is renewable for successive one-year periods (the initial agreement with Lazard is in effect until January 8, 2009, and renewable for one-year periods thereafter), only if
(1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice (thirty (30) days' for Hotchkis & Wiley and Lazard) to the advisor, (2) by a vote of a majority of the Fund's outstanding voting shares, or
(3) by the advisor upon ninety (90) days' written notice to the Fund.



























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(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
                                                                          012007